Exhibit 99.3

DIGERATI TECHNOLOGIES, INC. AND ACTIVESERVE, INC.

Unaudited Pro Forma Consolidated Balance Sheet

and

Unaudited Pro Forma Consolidated Statements of Operations

On November 17, 2020, Digerati Technologies, Inc. (the “Company”), through its subsidiary, T3 Communications, Inc., a Florida corporation (“T3 Florida”), executed and closed on an Asset Purchase Agreement (the “Purchase Agreement”) with ActiveServe, Inc., a Florida corporation (“Seller”). Pursuant to the Purchase Agreement, T3 Florida acquired the customer base, certain equipment, certain intellectual property, inventory, contract rights, software and other licenses and miscellaneous assets used in connection with the operation of Seller’s telecommunications business known as ActivePBX (collectively, the “Purchased Assets”).

The aggregate purchase price for the Purchased Assets was $2,555,000 in cash, subject to adjustment as provided therein (the “Purchase Price”). $1,190,000 of the Purchase Price was payable at closing, with $50,000 of such amount being withheld by T3 Florida for a period of 12 months to cover part of  potential future indemnification obligations of Seller to T3 Florida due to Seller’s breaches, if any, of any representations and warranties made to T3 Florida by  Seller under the Purchase Agreement, and  $40,000 of such amount being credited to T3 Florida against a payment in that amount made by T3 Florida to Seller pursuant to the Second Amendment to Letter of Intent between Seller and T3 Florida dated as of October 15, 2020.

Part of the Purchase Price is payable in 8 equal quarterly payments of $136,250, subject to T3 Florida achieving quarterly post-purchase recurring revenues under monthly contracts or subscriptions from the acquired customer base, excluding charges for taxes, regulatory fees, additional set-up fees, equipment purchases or lease, and consulting fees. To the extent that a quarterly revenue threshold is not reached, the amount of the corresponding quarterly payment shall be reduced on a proportional basis. T3 Florida’s $1,140,000 payment obligation is represented by a promissory note of T3 Florida in the form included as an exhibit to the Purchase Agreement. The note, in turn, is subject to the Subordination Agreement, included as an Exhibit to the Purchase Agreement, among Seller, the Company’s parent, T3 Nevada, and Post Road Administrative, LLC, in its capacity as administrative agent for the Post Road lenders. $275,000 of the Purchase Price (the “Customer Renewal Value”) represents an incentive earn-out to be paid with respect to Seller’s customer accounts which are transferred to T3 Florida at closing, that are renewed, expanded and/or revised with T3 Florida for a minimum term of twelve months with an auto-renewal for 12 months.

The unaudited pro forma condensed consolidated combined financial information presented below has been prepared on the basis set forth in the notes below and have been presented to illustrate the estimated effects of the ActiveServe Asset Acquisition. The ActiveServe Asset Acquisition is being accounted for as a business combination using the acquisition method with the Company as the accounting acquirer in accordance with Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 805, Business Combinations.

The historical financial information of the Company has been derived from the unaudited consolidated financial statements of the Company as of October 31, 2020, as found in Form 10Q which was filed with the Securities and Exchange Commissions on December 14, 2020.

The historical financial information of ActiveServe has been derived from the unaudited financial statements of the Seller Parties as of and for the three months ended October 31, 2020, included in Exhibit 99.2 to the Company’s Form 8-K/A filed with the SEC on July 16, 2021.

The historical financial information of the Company has been derived from the audited consolidated financial statements of the Company as of July 31, 2020, as found in Form 10K which was filed with the Securities and Exchange Commissions on October 29, 2020.

The historical financial information of ActiveServe has been derived from the audited financial statements of the Seller Parties for the year ended July 31, 2020, included in Exhibit 99.1 to the Company’s Form 8-K/A filed with the SEC on July 16, 2021

The following unaudited pro forma consolidated balance sheet as of October 31, 2020, and the unaudited pro forma consolidated statement of operations for the three months ended October 31, 2020, and twelve months ended July 31, 2020 (collectively, the “Pro Forma Statements”) have been prepared in compliance with the requirements of SEC Regulation S-X Article 11 using accounting policies in accordance with U.S. GAAP.

The pro forma adjustments presented below are based on preliminary estimates and currently available information and assumptions that management believes are reasonable and appropriate under the circumstances and are factually supported based on information currently available. The notes to the unaudited pro forma condensed consolidated combined financial information provide a discussion of how such adjustments were derived and presented in the Pro Forma Statements. Changes in facts and circumstances or discovery of new information may result in revised estimates. As a result, there may be material adjustments to the Pro Forma Statements. Certain historical financial statement caption amounts for ActiveServe have been reclassified or combined to conform to presentation and the disclosure requirements of the combined company.

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DIGERATI TECHNOLOGIES, INC. AND ACTIVESERVE, INC.

Unaudited Pro Forma Consolidated Balance Sheet

As of October 31, 2020

	Historical (unaudited)		Pro Forma		Pro Forma
	Digerati	ActiveServe	Adjustments	Note 3	Consolidated

ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$446	$325	$(325)	(a)	$446
Accounts receivable, net	116	26	52	(e)	194
Prepaid and other current assets	732	114	(112)	(e)	734
Total current assets	1,294	465	(385)		1,374

LONG-TERM ASSETS:
Intangible assets, net	1,357	11	1,959	(b)	3,327
Goodwill, net	810	-	585	(c)	1,395
Property and equipment, net	482	4	(4)	(d)	482
Other assets	43	-	-		43
Investment in Itellum	185	-	-		185
Right-of-use asset	139	-	-		139
Total assets	$4,310	$480	$2,155		$6,945

LIABILITIES AND STOCKHOLDERS' DEFICIT
CURRENT LIABILITIES:
Accounts payable	$1,821	$25	$(25)	(e)	$1,821
Accrued liabilities	1,887	228	(148)	(e)	1,967
Equipment financing	62	-	-		62
Convertible note payable, current, net $296	647	-	-		647
Note payable, current, related party, net $0	138	-	870	(a)	1,008
Note payable, current, net $0	1,616	-	-		-
Deferred income	138	-	-		138
Derivative liability	223	-	-		223
Operating lease liability, current	74	-	-		74
Total current liabilities	6,606	253	697		7,556

LONG-TERM LIABILITIES:
Notes payable, related party, net $0	-	-	545	(a)	545
Note payable, net $0	133	156	984	(f)	1,273
Equipment financing	20	-	-		20
Operating lease liability	64	-	-		64
Total long-term liabilities	217	156	1,529		1,902

Total liabilities	6,823	409	2,226		9,458

Commitments and contingencies

STOCKHOLDERS' DEFICIT:
Preferred stock, $0.001, 50,000,000 shares authorized
Convertible Series A Preferred stock, $0.001, 1,500,000 shares designated, 225,000 issued and outstanding	-	-	-		-
Convertible Series B Preferred stock, $0.001, 1,000,000 shares designated, 407,477 issued and outstanding	-	-	-		-
Convertible Series C Preferred stock, $0.001, 1,000,000 shares designated, 0 issued and outstanding	-	-	-		-
Series F Super Voting Preferred stock, $0.001, 100 shares designated, 100 issued and outstanding	-	-	-		-
Common stock, $0.001, 150,000,000 shares authorized, 122,182,410 issued and outstanding (15,000,000 reserved in Treasury)	122	-	-		122
Additional paid in capital	87,199	10	(10)	(g)	87,199
(Accumulated deficit) Retained earnings	(89,418)	61	(61)	(g)	(89,418)
Other comprehensive income	1	-	-		1
Total Digerati's stockholders' deficit	(2,096)	71	(71)		(2,096)
Noncontrolling interest	(417)		-		(417)
Total stockholders' deficit	(2,513)	71	(71)		(2,513)
Total liabilities and stockholders' deficit	$4,310	$480	$2,155		$6,945

See accompanying notes to unaudited pro forma consolidated financial statements

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DIGERATI TECHNOLOGIES, INC. AND ACTIVESERVE, INC.

Unaudited Pro Forma Consolidated Statement of Operations

(In thousands, except per share amounts)

For the Three Months Ended October 31, 2020

	Historical (unaudited)		Pro Forma		Pro Forma
	Digerati	ActiveServe	Adjustments	Note 3	Consolidated

OPERATING REVENUES:
Cloud software and service revenue	$1,552	$463	$-		$2,015

Total operating revenues	1,552	463	-		2,015

OPERATING EXPENSES:
Cost of services (exclusive of depreciation and amortization)	748	138	-		886
Selling, general and administrative expense	1,011	273	-		1,284
Legal and professional fees	258	-	-		258
Depreciation and amortization expense	161	-	75	(h)	236
Total operating expenses	2,178	411	75		2,664

OPERATING LOSS	(626)	52	(75)		(649)

OTHER INCOME (EXPENSE):
Gain on derivative instruments	178	-	-		178
Income tax expense	(8)	(7)	-		(15)
Interest expense	(300)	-	-		(300)
Total other expense	(130)	(7)	-		(137)

NET LOSS INCLUDING NONCONTROLLING INTEREST	(756)	45	(75)		(786)

Less: Net loss attributable to the noncontrolling interests	35	-	6	(i)	41

NET LOSS ATTRIBUTABLE TO DIGERATI'S SHAREHOLDERS	(721)	45	(69)		(745)

Deemed dividend on Series A Convertible preferred stock	(5)	-	-		(5)

NET LOSS ATTRIBUTABLE TO DIGERATI'S COMMON SHAREHOLDERS	$(726)	$45	$(69)		$(750)

LOSS PER COMMON SHARE - BASIC	$(0.01)				$(0.01)

LOSS PER COMMON SHARE - DILUTED	$(0.01)				$(0.01)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING - BASIC	119,914,246				119,914,246

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING - DILUTED	119,914,246				119,914,246

See accompanying notes to unaudited pro forma consolidated financial statements

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DIGERATI TECHNOLOGIES, INC. AND ACTIVESERVE, INC.

Unaudited Pro Forma Consolidated Statement of Operations

(In thousands, except share amounts)

For the Year Ended July 31, 2020

	Historical		Pro forma		Pro Forma
	Digerati	ActiveServe	Adjustments	Note 3	Consolidated

OPERATING REVENUES:
Cloud software and service revenue	$6,279	$1,949	$-		$8,228

Total operating revenues	6,279	1,949	-		8,228

OPERATING EXPENSES:
Cost of services (exclusive of depreciation and amortization)	3,035	557	-		3,592
Selling, general and administrative expense	4,106	1,110	-		5,216
Legal and professional fees	642	-	-		642
Bad debt	(5)	12	-		7
Depreciation and amortization expense	613	1	299	(h)	913
Total operating expenses	8,391	1,680	299		10,370

OPERATING LOSS	(2,112)	269	(299)		(2,142)

OTHER INCOME (EXPENSE):
Gain on derivative instruments	263	-	-		263
Gain on settlement of debt	129	-	-		129
Income tax benefit	33	1	-		34
Other income	116	-	-		116
Interest expense	(1,853)	(1)	-		(1,854)
Total other expense	(1,312)	-	-		(1,312)

NET LOSS INCLUDING NONCONTROLLING INTEREST	(3,424)	269	(299)		(3,454)

Less: Net loss attributable to the noncontrolling interests	47	-	6	(i)	53

NET LOSS ATTRIBUTABLE TO DIGERATI'S SHAREHOLDERS	(3,377)	269	(293)		(3,401)

Deemed dividend on Series A Convertible preferred stock	(19)	-	-		(19)

NET LOSS ATTRIBUTABLE TO DIGERATI'S COMMON SHAREHOLDERS	$(3,396)	$269	$(293)		$(3,420)

LOSS PER COMMON SHARE - BASIC	$(0.06)				$(0.06)

LOSS PER COMMON SHARE - DILUTED	$(0.06)				$(0.06)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING - BASIC	53,883,966				53,883,966

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING - DILUTED	53,883,966				53,883,966

See accompanying notes to unaudited pro forma consolidated financial statements

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Notes to the Unaudited Pro Forma Consolidated Financial Statements

Note 1 — Basis of Presentation and Description of Transactions

The unaudited pro forma consolidated financial statements were prepared in accordance with U.S. GAAP and pursuant to the rules and regulations of SEC Regulation S-X and presents the pro forma financial position and results of operations of the combined companies based upon the historical data of the Company and ActiveServe.

Description of Transaction

On November 17, 2020, Digerati Technologies, Inc. (the “Company”), through its subsidiary, T3 Communications, Inc., a Florida corporation (“T3 Florida”), executed and closed on an Asset Purchase Agreement (the “Purchase Agreement”) with ActiveServe, Inc., a Florida corporation (“Seller”). Pursuant to the Purchase Agreement, T3 Florida acquired the customer base, certain equipment, certain intellectual property, inventory, contract rights, software and other licenses and miscellaneous assets used in connection with the operation of Seller’s telecommunications business known as ActivePBX (collectively, the “Purchased Assets”).

The aggregate purchase price for the Purchased Assets was $2,555,000 in cash, subject to adjustment as provided therein (the “Purchase Price”). $1,190,000 of the Purchase Price was payable at closing, with $50,000 of such amount being withheld by T3 Florida for a period of 12 months to cover part of potential future indemnification obligations of Seller to T3 Florida due to Seller’s breaches, if any, of any representations and warranties made to T3 Florida by Seller under the Purchase Agreement.

Basis of Presentation

The historical financial information of the Company has been derived from the unaudited consolidated financial statements of the Company as of October 31, 2020, as found in Form 10Q which was filed with the Securities and Exchange Commissions on December 14, 2020.

The historical financial information of ActiveServe has been derived from the unaudited financial statements of the Seller Parties as of and for the three months ended October 31, 2020, included in Exhibit 99.2 to the Company’s Form 8-K/A filed with the SEC on July 16, 2021.

The historical financial information of the Company has been derived from the audited consolidated financial statements of the Company as of July 31, 2020, as found in Form 10K which was filed with the Securities and Exchange Commissions on October 29, 2020.

The historical financial information of ActiveServe has been derived from the audited financial statements of the Seller Parties for the year ended July 31, 2020, included in Exhibit 99.1 to the Company’s Form 8-K/A filed with the SEC on July 16, 2021.

The historical consolidated financial statements have been adjusted in the pro forma consolidated financial statements to give effect to pro forma events that are (1) directly attributable to the ActiveServe Asset Acquisition, (2) factually supportable and (3) with respect to the pro forma consolidated statement of operations, expected to have a continuing impact on the combined results of the Company following the ActiveServe Asset Acquisition.

The ActiveServe Asset Acquisition is being accounted for as a business combination using the acquisition method with the Company as the accounting acquirer in accordance with ASC Topic 805, Business Combinations. As the accounting acquirer, the Company has estimated the fair value of ActiveServe assets acquired and liabilities assumed and conformed the accounting policies of ActiveServe to its own accounting policies.

The pro forma consolidated financial statements do not necessarily reflect what the combined company’s financial condition or results of operations would have been had the acquisition occurred on the dates indicated. They also may not be useful in predicting the future financial condition and results of operations of the combined company. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors.

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Note 2— Preliminary purchase price allocation

On November 17, 2020, Digerati Technologies, Inc. (the “Company”), through its subsidiary, T3 Communications, Inc., a Florida corporation (“T3 Florida”), executed and closed on an Asset Purchase Agreement (the “Purchase Agreement”) with ActiveServe, Inc., a Florida corporation (“Seller”). Pursuant to the Purchase Agreement, T3 Florida acquired the customer base, certain equipment, certain intellectual property, inventory, contract rights, software and other licenses and miscellaneous assets used in connection with the operation of Seller’s telecommunications business known as ActivePBX (collectively, the “Purchased Assets”).

The aggregate purchase price for the Purchased Assets was $2,555,000 in cash, subject to adjustment as provided therein (the “Purchase Price”). $1,190,000 of the Purchase Price was payable at closing, with $50,000 of such amount being withheld by T3 Florida for a period of 12 months to cover part of potential future indemnification obligations of Seller to T3 Florida due to Seller’s breaches, if any, of any representations and warranties made to T3 Florida by Seller under the Purchase Agreement.

The following table presents the preliminary allocation of the purchase price to the assets acquired and liabilities assumed for the ActiveServe Asset Acquisition:

ActivePBX
(In thousands)

Accounts receivables	$78
Intangible Assets and Goodwill	2,555
Other Assets	2

Total identifiable assets	$2,635

Less: liabilities assumed	80

Total Purchase price	$2,555

The following table summarizes the cost of intangible assets related to the acquisition:

	ActivePBX	Useful life
	(In thousands)	(years)

Customer Relationships	$1,610	7
Trade Names & Trademarks	270	7
Non-compete Agreement	90	2-3
Goodwill	585	-

	$2,555

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Note 3— Pro forma adjustments

The pro forma adjustments are based on preliminary estimates and assumptions that are subject to change. The following adjustments have been reflected in the unaudited pro forma consolidated financial statements:

a)	Adjustment to reflect the consideration transferred by the Company, which includes:

●	Cash paid at the closing of the ActiveServe Asset Acquisition of $1.14 million and the cash retained by the seller of $424,000;

●	Elimination of $325,000 for the net cash not retained by the Company;

●	Deferred consideration of $1.09 million, of which $545,000 is due on the one-year anniversary of the ActiveServe Asset Acquisition and included in the Current Note payable, related party in the pro forma balance sheet, and $545,000 is due on the two-year anniversary of the ActiveServe Asset Acquisition and included in Long term Note Payable, related party, net of current portion in the pro forma balance sheet; and $50,000 indemnification holdback due on the one-year anniversary and $275,000 in earn-out associated with the Customer Renewal Value due on the one-year anniversary, both included in the Current Note Payable, related party in the pro forma balance sheet;

b)	Represents the preliminary purchase price allocated to the intangible assets based on the estimated fair values as follows:

Customer relationships: The fair value of the customer relationships was determined using an income approach based upon management’s assessment of prospective financial information and a discount rate based upon the Company’s weighted average cost of capital.

Non-compete provisions: The fair value of the non-compete provisions, was determined using an income approach based upon management’s assessment of prospective financial information, including an estimated impact of competition, and a discount rate based upon the Company’s weighted average cost of capital.

Trade Names and Trademarks: The fair value of the Trade names and trademarks were determined using an income approach based upon management’s assessment of prospective revenues, a royalty rate selected from a range of comparable licensing transactions and a discount rate based upon the Company’s weighted average cost of capital.

c)	Represents the preliminary purchase price allocated to goodwill in the ActiveServe Asset Acquisition. Goodwill represents the excess of the consideration transferred over the preliminary fair value of the net tangible and intangible assets acquired. Goodwill will not be amortized, but instead will be tested for impairment at least annually and whenever events or circumstances have occurred that may indicate a possible impairment. In the event management determines that the value of goodwill has become impaired, the combined company will incur an accounting charge for the amount of the impairment during the period in which the determination is made.

d)	Adjustment to eliminate the Property and equipment, which was not acquired by the Company in the ActiveServe Asset Acquisition.

e)	Adjustment to eliminate certain Accounts receivables, Prepaid and other current assets, Accounts payable, Accrued liabilities and Note payable, which were not transferred to the Company in the ActiveServe Asset Acquisition.

f)	Represents cash secured by the Company $1.14 million for the initial cash payment made at closing for the ActiveServe Asset Acquisition and included in the Long Term Note payable in the pro forma balance sheet. The financing is part of the Credit Agreement and Notes secured from Post Road and previously disclosed. (filed as Exhibits 4.1 and 4.2 to Form 8-K filed with the SEC on November 23, 2020.)

g)	Adjustment to eliminate ActiveServe’s historical additional paid-in capital and retained earnings.

h)	Represents the future annual amortization of the intangible assets based upon their estimated useful lives. The estimated useful lives were determined based on a review of the time period over which the economic benefit of each intangible asset is estimated to be generated.

i)	Adjustment to allocate T3 Communications, Inc., Digerati's operating subsidiary, net (loss) to redeemable noncontrolling interest holders, this is reflected in Digerati's consolidated financial statements. The net (loss) allocated to noncontrolling interest is computed by applying the 19.99% ownership interest in T3 Communications, Inc.

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